MUNIVEST
                                                              FLORIDA FUND

                               [Graphic Omitted]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1998

                              MUNIVEST FLORIDA FUND

The Benefits and
Risks of
Leveraging

MuniVest Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

                                           MuniVest Florida Fund, April 30, 1998

DEAR SHAREHOLDER

For the six months ended April 30, 1998, the Common Shares of MuniVest Florida Fund earned $0.382 per share income dividends, which included earned and unpaid dividends of $0.062. This represents a net annualized yield of 5.59%, based on a month-end net asset value of $13.77 per share. Over the same period, the total investment return on the Fund's Common Shares was +2.07%, based on a change in per share net asset value from $13.87 to $13.77, and assuming reinvestment of $0.385 per share income dividends.

For the six months ended April 30, 1998, the Fund's Auction Market Preferred Shares had an average yield of 3.50%.

The Municipal Market Environment

During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion - $225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85% -88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

During the six months ended March 31, 1998, we shifted from our defensive position to a more constructive investment outlook. We expected economic growth to slow along with a continued reduction in inflation as a result of the declines in Asian equity markets. As of April 30, 1998, only one of these expectations had been met. Inflation has continued to fall but economic growth has not slowed. Looking forward to the balance of 1998, we expect to maintain a constructive outlook. We believe the continued instability of the Asian equity markets will have a negative impact on the US economy, allowing inflation and interest rates to decline further.

The yield on the Fund's Auction Market Preferred Shares has been trading between 3.15% -4.00% during the past 12 months. Recently, the yield has been at the higher-end of this range because of temporary tax season pressure, but is expected to return to the 3.40% level in the next few weeks. Leverage continues to benefit the Fund's Common Shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Florida Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and
Portfolio Manager

May 27, 1998


                                     2 & 3

                                           MuniVest Florida Fund, April 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                       S&P    Moody's    Face                                                                           Value
STATE                Ratings  Ratings   Amount       Issue                                                            (Note 1a)
================================================================================================================================
Florida--              AAA      Aaa     $ 3,000      Bay Medical Center, Florida, Hospital Revenue Bonds
96.0%                                                (Bay Medical Center Project), 5% due 10/01/2027 (b)               $ 2,845
                       AAA      Aaa       5,000      Brevard County, Florida, IDR (NUI Corporation
                                                     Project), AMT, 6.40% due 10/01/2024 (b)                             5,398
                       AAA      NR*       1,300      Broward County, Florida, HFA, Revenue Bonds, AMT,
                                                     Series A, 7.35% due 3/01/2023 (e)(f)                                1,373
                       AAA      Aaa       8,200      Citrus County, Florida, PCR, Refunding (Florida Power
                                                     Corp.--Crystal River), Series B, 6.35%
                                                     due 2/01/2022 (c)                                                   8,850
                       AAA      Aaa       5,000      Dade County, Florida, Aviation Revenue Bonds (Miami
                                                     International Airport), Series C, 5.125%
                                                     due 10/01/2027 (i)                                                  4,863
                       AAA      Aaa       1,125      Dade County, Florida, Educational Facilities
                                                     Authority, Exchangeable Revenue Bonds
                                                     (University of Miami), 7.65% due 4/01/2010 (c)                      1,214
                       AA-      VMIG1+    3,000      Dade County, Florida, IDA, Exempt Facilities Revenue
                                                     Refunding Bonds (Florida Power and Light
                                                     Company), VRDN, 4.10% due 6/01/2021 (a)                             3,000
                       AA-      Aa3       2,250      Dade County, Florida, IDA, Solid Waste Disposal
                                                     Revenue Bonds (Florida Power & Light Co.
                                                     Project), AMT, 7.15% due 2/01/2023                                  2,434
                       AAA      Aaa       3,000      Dade County, Florida, Water and Sewer System Revenue
                                                     Bonds, 5.25% due 10/01/2026 (d)                                     2,974
                                                     Escambia County, Florida, HFA, S/F Mortgage Revenue
                                                     Bonds, AMT (f):
                       AAA      Aaa       3,000         Refunding (Multi-County Program), 7% due 4/01/2028 (e)           3,284
                       NR*      Aaa       2,230         Series A, 7.40% due 10/01/2023                                   2,347
                       BBB      Baa1      1,920      Escambia County, Florida, PCR (Champion International
                                                     Corporation Project), AMT, 6.90%
                                                     due 8/01/2022                                                       2,096
                       NR*      Aaa       1,500      Florida HFA, Home Ownership Revenue Bonds, AMT,
                                                     Series G-1, 7.90% due 3/01/2022 (f)                                 1,585
                                                     Florida State Board of Education, Public Education
                                                     Revenue Bonds (Capital Outlay):
                       AA+      Aa2       1,000         Refunding, Series C, 5.50% due 6/01/2021                         1,012
                       AAA      Aaa       6,430         Series A, 6.75% due 6/01/2001 (h)                                6,954
                       AAA      Aaa       3,500         Series B, 6.70% due 6/01/2001 (h)                                3,780
                       AA+      Aa2       2,000      Florida State Department of Transportation (Right of
                                                     Way Acquisition and Bridge), 5.375%
                                                     due 7/01/2026                                                       2,003
                       AAA      Aaa       2,000      Florida State Division Board Finance, Department of
                                                     General Services Revenue Bonds
                                                     (Department of Natural Resource Preservation), Series
                                                     2000-A, 6.75% due 7/01/2001 (b)(h)                                  2,184
                       AAA      Aaa       4,700      Florida State Mid-Bay Bridge Authority, Crossover
                                                     Revenue Refunding Bonds, Series A, 5.95%
                                                     due 10/01/2022 (b)                                                  4,980
                       AAA      Aaa       5,000      Fort Myers, Florida, Improvement Revenue Refunding
                                                     Bonds, Series A, 5% due 12/01/2022 (b)                              4,808
                       AA       Aa        6,925      Gainesville, Florida, Utilities System Revenue Bonds,
                                                     Series A, 6.50% due 10/01/2002 (h)                                  7,631
                       A        A3        5,400      Hillsborough County, Florida, Capital Improvement
                                                     Revenue Bonds (County Center Project),
                                                     Second Series, 6.75% due 7/01/2002 (h)                              5,971
                       AAA      Aaa       2,000      Hillsborough County, Florida, Utility Revenue
                                                     Refunding Bonds, Series B, 6.50% due 8/01/2016 (c)                  2,151
                                                     Jacksonville, Florida, Health Facilities Authority,
                                                     Hospital Revenue Bonds:
                       AAA      Aaa       4,000         (Charity Obligation Group), Series A, 5.125% due
                                                        8/15/2027 (c)                                                    3,867
                       AA+      NR*       2,000         Refunding (Saint Luke's Hospital Association
                                                     Project), 7.125% due 11/15/2020                                     2,190
                       NR*      Baa1        345      Jacksonville, Florida, Health Facilities Authority,
                                                     IDR (National Benevolent Cypress Village),
                                                     Series A, 6.125% due 12/01/2016                                       363
                       AAA      Aaa       1,000      Lakeland, Florida, Electric and Water Revenue
                                                     Refunding and Improvement Bonds (Junior Sub
                                                     Lien), Series B, 6% due 10/01/2007 (d)                              1,104
                       NR*      Aaa       3,250      Manatee County, Florida, HFA, S/F Mortgage Revenue
                                                     Bonds, AMT, Sub-Series 2, 7.75%
                                                     due 5/01/2026 (f)                                                   3,693
                                                     Miami-Dade County, Florida, Special Obligation
                                                     Revenue Bonds (c):
                       AAA      Aaa       2,000         Refunding, Series A, 5.10%** due 10/01/2015                        787
                       AAA      Aaa       5,000         Refunding, Series A, 5.178%** due 10/01/2017                     1,755
                       AAA      Aaa       5,000         Series B, 5.66%** due 10/01/2032                                   749
                       AAA      Aaa       3,000         Series B, 5% due 10/01/2037                                      2,828
                       BBB+     Baa       2,890      Nassau County, Florida, PCR, Refunding (ITT Rayonier,
                                                     Inc. Project), 6.20% due 7/01/2015                                  3,027
                       AAA      Aaa       1,150      Okaloosa County, Florida, Gas District Revenue Bonds
                                                     (Gas System), Series A, 5.125%
                                                     due 10/01/2016 (c)                                                  1,145
                       AAA      Aaa       1,890      Palm Beach County, Florida, Criminal Justice
                                                     Facilities Revenue Bonds, 7.20% due 6/01/2015 (d)                   2,346
                       AAA      Aaa       1,200      Port Everglades Authority, Florida, Port Improvement
                                                     Revenue Bonds, 7.125% due 11/01/2016 (g)                            1,449
                       AAA      Aaa       5,000      Port Saint Lucie, Florida, Utility Revenue Refunding
                                                     & Improvement Bonds, Series A, 5.125%
                                                     due 9/01/2027 (c)                                                   4,863
                       AA-      Aa3       1,000      Saint Lucie County, Florida, Solid Waste Disposal
                                                     Revenue Bonds (Florida Power & Light Co.
                                                     Project), AMT, 6.70% due 5/01/2027                                  1,082
                       AAA      Aaa       2,500      Tampa, Florida Sports Authority Revenue Bonds (Sales
                                                     Tax Payments--Stadium Project),
                                                     5.25% due 1/01/2027 (c)                                             2,478
================================================================================================================================
Puerto Rico--          AAA      Aaa       5,000      Puerto Rico Commonwealth Infrastructure Financing
4.0%                                                 Authority, Special Tax Revenue Bonds, Series A, 5%
                                                     due 7/01/2017 (b)                                                   4,897
================================================================================================================================
                   Total Investments (Cost--$117,408)--100.0%                                                          122,360
                   Liabilities in Excess of Other Assets--(0.0%)                                                           (12)

                   Net Assets--100.0%                                                                                 $122,348
                                                                                                                      ========
================================================================================================================================

                  (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
                  (b)   AMBAC Insured.
                  (c)   MBIA Insured.
                  (d)   FGIC Insured.
                  (e)   FNMA Collateralized.
                  (f)   GNMA Collateralized.
                  (g)   Escrowed to Maturity.
                  (h)   Prerefunded.
                  (i)   FSA Insured.
                  *     Not Rated.
                  ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                  +     Highest short-term rating by Moody's Investors Service,
                        Inc.

                  See Notes to Financial Statements.

Portfolio
Abbreviations

                  To simplify the listings of MuniVest Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

                  AMT     Alternative Minimum Tax (subject to)
                  HFA     Housing Finance Agency
                  IDA     Industrial Development Authority
                  IDR     Industrial Development Revenue Bonds
                  PCR     Pollution Control Revenue Bonds
                  S/F     Single-Family
                  VRDN    Variable Rate Demand Notes

Quality Profile   The quality ratings of securities in the Fund as of April 30,
                  1998 were as follows:
                  --------------------------------------------------------------
                                                    Percent of
                  S&P Rating/Moody's Rating         Net Assets
                  --------------------------------------------------------------
                  AAA/Aaa............................   74.8%
                  AA/Aa .............................   13.4
                  A/A................................    4.9
                  BBB/Baa............................    4.5
                  Other+.............................    2.4
                  --------------------------------------------------------------
                  + Temporary investments in short-term municipal securities.


                                     4 & 5

                                           MuniVest Florida Fund, April 30, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of April 30, 1998
============================================================================================================================
Assets:              Investments, at value (identified cost--$117,408,459) (Note 1a).                           $122,359,516
                     Cash............................................................                                 99,651
                     Receivables:
                       Securities sold...............................................      $ 2,091,075
                       Interest......................................................        1,699,977             3,791,052
                                                                                           -----------
                     Deferred organization expenses (Note 1e)........................                                  2,642
                     Prepaid expenses and other assets...............................                                 36,021
                                                                                                                ------------
                     Total assets....................................................                            126,288,882
                                                                                                                ------------
============================================================================================================================
Liabilities:         Payables:
                       Securities purchased..........................................        3,765,983
                       Dividends to shareholders (Note 1f)...........................           78,606
                       Investment adviser (Note 2)...................................           50,805             3,895,394
                                                                                           -----------
                     Accrued expenses and other liabilities..........................                                 45,531
                                                                                                                ------------
                     Total liabilities...............................................                              3,940,925
                                                                                                                ------------
============================================================================================================================
Net Assets:          Net assets......................................................                           $122,347,957
                                                                                                                ============
============================================================================================================================
Capital:             Capital Shares (unlimited number of shares of beneficial
                     interest authorized) (Note 4):
                       Preferred Shares, par value $.05 per share (1,600 shares of
                       AMPS* issued and outstanding at $25,000 per share liquidation
                       preference)...................................................                           $ 40,000,000
                       Common Shares, par value $.10 per share (5,982,149 shares
                     issued and outstanding).........................................        $ 598,215
                     Paid-in capital in excess of par................................       83,246,930
                     Undistributed investment income--net............................          436,336
                     Accumulated realized capital losses on investments--net (Note 5)       (6,884,581)
                     Unrealized appreciation on investments--net.....................        4,951,057
                                                                                           -----------
                     Total--Equivalent to $13.77 net asset value per Common Share
                     (market price--$14.0625)........................................                             82,347,957
                                                                                                                ------------
                     Total capital...................................................                           $122,347,957
                                                                                                                ============
============================================================================================================================

                    *Auction Market Preferred Shares.
                     See Notes to Financial Statements.

  STATEMENT OF OPERATIONS

                     For the Six Months Ended April 30, 1998
============================================================================================================================
Investment           Interest and amortization of premium and discount earned........                            $ 3,410,476
Income (Note 1d):
============================================================================================================================
Expenses:            Investment advisory fees (Note 2)...............................        $ 303,762
                     Commission fees (Note 4)........................................           50,729
                     Professional fees...............................................           36,623
                     Accounting services (Note 2)....................................           25,771
                     Transfer agent fees.............................................           14,724
                     Trustees' fees and expenses.....................................           12,869
                     Listing fees....................................................            7,925
                     Printing and shareholder reports................................            7,155
                     Custodian fees..................................................            5,097
                     Pricing fees....................................................            3,277
                     Amortization of organization expenses (Note 1e).................              432
                     Other...........................................................            6,884
                     Total expenses..................................................        ---------               475,248
                                                                                                                 -----------
                     Investment income--net..........................................                              2,935,228
                                                                                                                 -----------
============================================================================================================================
Realized &           Realized gain on investments--net...............................                              1,487,776
Unrealized Gain      Change in unrealized appreciation on investments--net...........                             (2,054,960)
(Loss) on                                                                                                        -----------
Investments--Net     Net Increase in Net Assets Resulting from Operations............                            $ 2,368,044
(Notes 1b, 1d & 3):                                                                                              ===========
============================================================================================================================

                     See Notes to Financial Statements.


                                     6 & 7

                                           MuniVest Florida Fund, April 30, 1998

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six            For the
                                                                                           Months Ended          Year Ended
                                                                                             April 30,           October 31,
                     Increase (Decrease) in Net Assets:                                        1998                 1997
=============================================================================================================================
Operations:          Investment income--net...........................................    $  2,935,228          $  6,012,077
                     Realized gain on investments--net................................       1,487,776             1,216,839
                     Change in unrealized appreciation/depreciation on
                     investments--net.................................................      (2,054,960)            1,616,148
                                                                                          ------------          ------------
                     Net increase in net assets resulting from operations............        2,368,044             8,845,064
                                                                                          ------------          ------------
=============================================================================================================================
Dividends to         Investment income--net:
Shareholders           Common Shares.................................................       (2,299,605)           (4,635,108)
(Note 1f):             Preferred Shares..............................................         (687,264)           (1,349,984)
                                                                                          ------------          ------------
                     Net decrease in net assets resulting from dividends to
                     shareholders....................................................       (2,986,869)           (5,985,092)
                                                                                          ------------          ------------
=============================================================================================================================
Capital Share        Value of shares issued to Common Shareholders in reinvestment
Transactions         of dividends....................................................           49,203                    --
(Note 4):                                                                                 ------------          ------------
                     Net increase in net assets derived from capital share
                     transactions....................................................           49,203                    --
                                                                                          ------------          ------------
=============================================================================================================================
Net Assets:          Total increase (decrease) in net assets.........................         (569,622)            2,859,972
                     Beginning of period.............................................      122,917,579           120,057,607
                                                                                          ------------          ------------
                     End of period*..................................................     $122,347,957          $122,917,579
                                                                                          ============          ============
=============================================================================================================================
                     * Undistributed investment income--net...........................    $    436,336          $    487,977
                                                                                          ============          ============
=============================================================================================================================

                     See Notes to Financial Statements.

  FINANCIAL HIGHLIGHTS

                  The following per share data and ratios have been derived   For the Six
                  from information provided in the financial statements.      Months Ended        For the Year Ended October 31,
                                                                                April 30,   --------------------------------------
                  Increase (Decrease) in Net Asset Value:                         1998        1997      1996      1995     1994
==================================================================================================================================
Per Share         Net asset value, beginning of period ......................  $  13.87     $ 13.39   $ 13.16   $ 11.82   $ 14.99
Operating                                                                      --------     -------   -------   -------   -------
Performance:      Investment income--net ....................................       .48        1.01       .99      1.01      1.00
                  Realized and unrealized gain (loss) on investments--net ...      (.09)        .48       .23      1.34     (3.05)
                                                                               --------     -------   -------   -------   -------
                  Total from investment operations ..........................       .39        1.49      1.22      2.35     (2.05)
                                                                               --------     -------   -------   -------   -------
                  Less dividends and distributions to Common Shareholders:
                    Investment income--net ..................................      (.38)       (.78)     (.76)     (.76)     (.84)
                    Realized gain on investments--net .......................        --          --        --        --      (.11)
                                                                               --------     -------   -------   -------   -------
                  Total dividends and distributions to Common Shareholders ..      (.38)       (.78)     (.76)     (.76)     (.95)
                                                                               --------     -------   -------   -------   -------
                  Effect of Preferred Share activity:
                    Dividends and distributions to Preferred Shareholders:
                      Investment income--net ................................      (.11)       (.23)     (.23)     (.25)     (.15)
                      Realized gain on investments--net .....................        --          --        --        --      (.02)
                                                                               --------     -------   -------   -------   -------
                  Total effect of Preferred Share activity ..................      (.11)       (.23)     (.23)     (.25)     (.17)
                                                                               --------     -------   -------   -------   -------
                  Net asset value, end of period ............................  $  13.77     $ 13.87   $ 13.39   $ 13.16   $ 11.82
                                                                               ========     =======   =======   =======   =======
                  Market price per share, end of period .....................  $14.0625     $ 13.00   $ 12.75   $ 11.50   $ 10.00
                                                                               ========     =======   =======   =======   =======
==================================================================================================================================
Total Investment  Based on market price per share ...........................     11.22%++     8.21%    17.87%    22.93%   (28.20%)
Return:**                                                                      ========     =======   =======   =======   =======
                  Based on net asset value per share ........................      2.07%++     9.93%     8.17%    19.02%   (15.07%)
                                                                               ========     =======   =======   =======   =======
==================================================================================================================================
Ratios to Average Expenses, net of reimbursement ............................       .78%*       .78%      .82%      .85%      .75%
Net Assets:***                                                                 ========     =======   =======   =======   =======
                  Expenses ..................................................       .78%*       .78%      .82%      .85%      .78%
                                                                               ========     =======   =======   =======   =======
                  Investment income--net ....................................      4.83%*      4.96%     4.96%     5.38%     4.94%
                                                                               ========     =======   =======   =======   =======
==================================================================================================================================
Supplemental      Net assets, net of Preferred Shares, end of period
Data:             (in thousands) ............................................  $ 82,348     $82,918   $80,058   $78,695   $70,674
                                                                               ========     =======   =======   =======   =======
                  Preferred Shares outstanding, end of period
                  (in thousands) ............................................  $ 40,000     $40,000   $40,000   $40,000   $40,000
                                                                               ========     =======   =======   =======   =======
                  Portfolio turnover ........................................     26.08%      89.21%   116.82%    92.54%   100.98%
                                                                               ========     =======   =======   =======   =======
==================================================================================================================================
Leverage:         Asset coverage per $1,000 .................................  $  3,059     $ 3,073   $ 3,001   $ 2,967   $ 2,767
                                                                               ========     =======   =======   =======   =======
==================================================================================================================================
Dividends
Per Share on      Investment income--net ....................................  $    430     $   844   $   861   $   940   $   569
Preferred Shares                                                               ========     =======   =======   =======   =======
Outstanding:+
==================================================================================================================================

                  *     Annualized.
                  **    Total investment returns based on market value, which
                        can be significantly greater or lesser than the net
                        asset value, may result in substantially different
                        returns. Total investment returns exclude the effects of
                        sales loads.
                  ***   Do not reflect the effect of dividends to Preferred
                        Shareholders.
                  +     Dividends per share have been adjusted to reflect a
                        two-for-one stock split that occurred on December 1,
                        1994.
                  ++    Aggregate total investment return.

                  See Notes to Financial Statements.


                                     8 & 9

                                           MuniVest Florida Fund, April 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income-- Security transactions are recorded on the dates the trans actions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $31,392,770 and $32,039,936, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:

-------------------------------------------------------------------------------
                                               Realized        Unrealized
                                                Gains            Gains
-------------------------------------------------------------------------------
Long-term investments ....................    $1,487,776       $4,951,057
                                              ----------       ----------
Total ....................................    $1,487,776       $4,951,057
                                              ==========       ==========
-------------------------------------------------------------------------------

As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $4,951,057, of which $5,341,491 related to appreciated securities and $390,434 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $117,408,459.

4. Capital Share Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the six months ended April 30, 1998 increased by 3,487 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 1998 was 3.79%.

For the six months ended April 30, 1998, there were 1,600 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $37,037 as commissions.

5. Capital Loss Carryforward:

At October 31, 1997, the Fund had a capital loss carryforward of approximately $6,318,000, of which $4,064,000 expires in 2002 and $2,254,000 expires in 2003.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 7, 1998, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.061981 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.


                                    10 & 11

Officers and Trustees

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:

IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MVS

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Florida Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
Florida Fund
Box 9011
Princeton, NJ
08543-9011                                                          #16636--4/98

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